Exhibit 99.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Cary D. Vandenberg and Michael P. Scarpelli, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of HPL Technologies, Inc. on Form 10-K for the fiscal year ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of HPL Technologies, Inc.

Date: June 27, 2003
/s/ Cary D. Vandenberg
Cary D. Vandenberg President and Chief Executive Officer

Date: June 27, 2003
/s/ Michael P. Scarpelli
Michael P. Scarpelli Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to HPL Technologies, Inc. and will be retained by HPL Technologies, Inc. and furnished to the Securities and Exchange Commission upon request.